UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 21, 2005 (March 21, 2005)

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29818	52-2165845

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Powell Court, Suite 200
Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 372-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     LifePoint Hospitals, Inc. (“LifePoint”) is filing under item 8.01 of this Current Report on Form 8-K the information included at Exhibit 99.1 to this report. Exhibit 99.1 is pro forma financial information giving effect to the proposed business combination of LifePoint and Province Healthcare Company (“Province”) pursuant to the Agreement and Plan of Merger, dated as of August 15, 2004, by and among LifePoint, Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of January 25, 2005 and Amendment No. 2 to Agreement and Plan of Merger, dated as of March 15, 2005.

     The information is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Unaudited Pro Forma Combined Condensed Consolidated Financial Information

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2005

LIFEPOINT HOSPITALS, INC.

By:	/s/ Michael J. Culotta

Michael J. Culotta
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Unaudited Pro Forma Combined Condensed Consolidated Financial Information

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